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                             N/I NUMERIC INVESTORS
                                family of funds


                     N/I NUMERIC INVESTORS Micro Cap Fund
                       N/I NUMERIC INVESTORS Growth Fund
                      N/I NUMERIC INVESTORS Mid Cap Fund
                  N/I NUMERIC INVESTORS Small Cap Value Fund

                 (INVESTMENT PORTFOLIOS OF THE RBB FUND, INC.)


                 Supplement dated April 2, 2001 to Prospectus
                            dated December 31, 2000


Reopening of Fund

     The paragraphs on pages 2, 13-14 of the prospectus with respect to the closing of the N/I NUMERIC INVESTORS Micro Cap Fund are revised as follows:

     As of April 2, 2001, the N/I NUMERIC INVESTORS Micro Cap Fund shall reopen to new investment. Although the adviser reserves the right to close this Fund to new investments at any time or to further restrict sales of its shares, the adviser currently intends to close the Fund when total assets reach $125 million. The total assets in the Fund are currently $103 million.